Exhibit 10.42



               RECEIVABLES REASSIGNMENT AND TERMINATION AGREEMENT

         This Receivables Reassignment and Termination Agreement (this "Reassignment Agreement") dated as of January 28, 2004, by and among Cadmus Receivables Corp. (the "Seller"), Cadmus Communications Corporation (the "Master Servicer"), Blue Ridge Asset Funding Corporation (the "Purchaser"), Wachovia Bank, National Association (the "Agent"), Cadmus Journal Services, Inc. ("Journal Services"), Mack Printing Company ("Mack"), Port City Press, Inc. ("Port City") and Washburn Graphics, Inc. ("Washburn" and, together with Journal Services, Mack and Port City, the "Originators" and each an "Originator").

                             PRELIMINARY STATEMENTS
                             ----------------------

         WHEREAS, pursuant to the Amended and Restated Purchase and Sale Agreement (as amended to the date hereof) dated as of May 17, 2000, the Originators have sold certain accounts receivables and related property to the Seller;

         WHEREAS, the Seller, the Master Servicer, the Purchaser and the Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of November 20, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement;

         WHEREAS, pursuant to the Agreement, the Seller has transferred and conveyed to the Purchaser, and the Purchaser has acquired from the Seller, an undivided percentage ownership interest in, (i) the Pool Receivables and (ii) all Related Assets (clause (i) and (ii) collectively, the "Asset Interest");

         WHEREAS, pursuant to the Agreement, the Seller has conveyed a security interest in all of the Seller's right, title and interest in and to (i) the Asset Interest, (ii) the Sale Agreement and the other Transaction Documents and
(iii) all proceeds of the foregoing to the Agent, for the benefit of the Secured Parties,

         WHEREAS, the Purchaser desires to sell, transfer and assign to the Seller the Asset Interest, and the Purchaser, the Agent, the Master Servicer and the Seller wish to terminate the Agreement and all of the obligations of the Purchaser to purchase, and the Seller to sell, an interest in the Seller's Receivables and certain other assets pursuant to the Agreement;

         NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

         1. (a) Subject to the Agent's receipt of the "Transfer Price" as set forth on Schedule 1 hereto (the "Transfer Price") in accordance with the terms hereof, (i) the Purchaser does hereby sell, assign, transfer and reconvey, without recourse, representation or warranty, for the Transfer Price, all of its right, title and interest in and to the Asset Interest to the Seller and (ii) the Agent, on behalf of the Secured Parties, does hereby release, terminate and discharge any and all Liens and other encumbrances on all of the Asset Interest and any other assets and properties of the Seller. The Seller hereby agrees that the Seller shall have no recourse against the Agent or the Purchaser with respect to the Asset Interest or any portion thereof sold, assigned, transferred and reconveyed and released hereunder.

                  (b) Simultaneously with the completion of the transfer, assignment, sale and reconveyance by the Purchaser and the termination of the Agent's interest, each as provided for in Section 1(a) hereof, the Seller does hereby sell, assign, transfer and reconvey to each Originator, without recourse, representation and warranty, each Receivable and all Related Rights thereto to the Originator from whom the Seller initially acquired such Receivable and Related Rights under the Sale Agreement and the Seller does hereby release, terminate and discharge any and all Liens and other encumbrances on all of the Receivables and Related Rights. Each Originator hereby, simultaneously with the transfer, assignment, sale and reconveyance by the Seller pursuant to the preceding sentence, in partial consideration for the reconveyance by the Seller to such Originator of the Receivables and Related Rights sold by such Originators to the Seller, cancels the Seller Note issued by the Seller to such Originator, which Seller Note shall be deemed to have been paid in full and shall be marked "CANCELLED" by such Originator and promptly returned to the Seller or destroyed by such Originator. Each Originator hereby indemnifies the Seller, the Purchaser and the Agent for any loss that may be incurred by the Seller, the Purchaser and the Agent as a result of any failure by such Originator to comply with the immediately preceding sentence.

         2. On or before January 28, 2004 prior to 12:00 noon (New York time), the Seller shall pay the following portions of the Transfer Price by wire transfer in immediately available funds to the following accounts:

                Blue Ridge Portion of Transfer Price:         $27,765,169.57

                 Bank Name:         Wachovia Bank, National Association
                 ABA Number:        053000219
                 Account Name:      CP Liability Account
                 Account Number:    2000010384921
                 Reference:         Cadmus Receivables Corp.

                Other Party Portion of Transfer Price consisting of the following:

                         Legal                       $2,800.00

                 Bank:                       SunTrust Bank, Richmond, VA
                 Account Name:               Hunton & Williams Operating
                 Account Number:             001458094
                 ABA Transit Routing No.:    061000104
                 Information with Wire:      06968, Wachovia Capital Markets
                                             (58320)
                 Instruct SunTrust:          Give an immediate telephone advice
                                             to Michele Dew (804-788-8540)

         Amounts received after 12:00 noon (New York time) shall not be deemed to be received until the following Business Day, and the Transfer Price, will be increased to reflect additional interest, fees, costs, expenses and other amounts accruing pursuant to the Agreement and related documents.

         3. Each party hereto agrees that, at any time and from time to time, upon the written request of any other party hereto, it will execute, authorize and deliver such further documents and do such further acts and things as the requesting party may reasonably request in order to effect the purposes of this Reassignment Agreement. Any action taken by the Purchaser or the Agent in respect of the foregoing shall be at the sole cost and expense of the Master Servicer.

         4. (a) The Agent hereby authorizes the Seller, at the Master Servicer's sole expense, upon receipt by the Seller of the Agent's written confirmation of receipt by the Purchaser of the Transfer Price in accordance with Section 2 above, to file UCC-3 termination statements terminating the interests of Agent in the Asset Interest (such termination statements, the "Agent Termination Statements").

         (b) The Seller hereby authorizes each Originator, at such Originator's sole expense, upon receipt by the Seller of the Agent's written confirmation of receipt by the Purchaser of the Transfer Price in accordance with Section 2 above, to file UCC-3 termination statements terminating the interests of the Seller in the Receivables and the Related Rights (such termination statements, the "Originator Termination Statements").

         5. By executing and delivering this Reassignment Agreement, neither the Purchaser nor the Agent makes any representation or warranty or assumes any responsibility with respect to the Asset Interest, except that the Agent represents and warrants that the rights and interests being transferred by it and the Purchaser hereby are all of the rights and interest received by the Agent and the Purchaser from the Seller under the Agreement and are being transferred free and clear of any Lien created or granted by the Purchaser or the Agent.

         6. Notwithstanding anything to the contrary in the Agreement or any other Transaction Document, upon receipt by the Seller of the Agent's written confirmation of receipt of the Transfer Price in accordance with Section 2 above, subject to the proviso to this Section 6: (i) the Agreement and the Sale Agreement shall each terminate and be of no further force and effect, and (ii) none of the Seller, any Originator, the Master Servicer, the Purchaser or the Agent shall have any obligations under, or in connection with the Agreement or the Sale Agreement; provided, however, that the provisions of the Agreement and the Sale Agreement (including the reimbursement and indemnification provisions) which by the terms of the Agreement or the Sale Agreement, as applicable survive termination of the Agreement and the Sale Agreement shall survive and the Seller, each Originator and the Master Servicer shall continue to be obligated to the Agent and the Purchaser to the extent provided for in the Agreement and the Sale Agreement with respect to amounts constituting payments made in respect of the Seller's, such Originator's or the Master Servicer's respective liabilities and obligations under the Agreement, the Sale Agreement and the other Transaction Documents that are rescinded for any reason or must be otherwise restored by the Agent or the Purchaser, whether as a result of any proceedings in bankruptcy or reorganization or otherwise (and each of the

Seller, each Originator and the Master Servicer agrees that in any such case such liabilities or obligations shall be automatically reinstated), in addition to the aforementioned liabilities and obligations that by the terms of the Agreement survive termination of the Agreement.

         7. The Master Servicer agrees to pay all reasonable costs, fees, and expenses (including, without limitation, reasonable attorneys' fees and time charges of attorneys for the Purchaser or the Agent) incurred by the Purchaser and/or the Agent in connection with the preparation, execution, performance and/or enforcement of this Reassignment Agreement.

         8. (a) THIS REASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (b) EACH OF THE SELLER, EACH ORIGINATOR AND THE MASTER SERVICER HEREBY ACKNOWLEDGES AND AGRESS THAT IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF THE UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, AS APPROPRIATE, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

                  (c) EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL NOT BE TRIED BEFORE A JURY.

         9. This Reassignment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Reassignment Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Reassignment Agreement.

         10. Any provisions of this Reassignment Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. (a) Each of the Originators, the Seller and the Master Servicer hereby covenants and agrees that, it will not institute against the Purchaser, or join any other Person in instituting against the Purchaser, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding and there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

                  (b) Each of the Originators and the Master Servicer hereby covenants and agrees that, it will not institute against the Seller, or join any other Person in instituting against the Seller, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by the Purchaser to fund any Purchase, or maintain any investment by the Purchaser in any Asset Interest, under the Agreement shall be outstanding and there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each of the parties hereto have caused this Receivables Reassignment and Termination Agreement to be executed by its respective duly authorized officer(s).

                                            CADMUS RECEIVABLES CORP.,
                                            as Seller

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                                            CADMUS COMMUNICATIONS CORPORATION,
                                            as Master Servicer

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                                            CADMUS JOURNAL SERVICES, INC.

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                                            MACK PRINTING COMPANY

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                        [additional signatures to follow]

                                            PORT CITY PRESS, INC.

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                                            WASHBURN GRAPHICS, INC.

                                            By:    /s/ Christopher T. Schools
                                                   -----------------------------
                                            Name:  Christopher T. Schools
                                                   -----------------------------
                                            Title: Vice President & Treasurer


                        [additional signatures to follow]

                                           BLUE RIDGE ASSET FUNDING CORPORATION,
                                           as Purchaser

                                            By: Wachovia Capital Markets, LLC
                                            as Attorney-In-Fact

                                            By:    /s/  Bryan P. McGrath
                                                   -----------------------------
                                            Name:  Bryan P. McGrath
                                                   -----------------------------
                                            Title:    Vice President


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as Agent

                                            By:    /s/  Rodney Sanders
                                                   -----------------------------
                                            Name:  Rodney Sanders
                                                   -----------------------------
                                            Title: Director






                               [end of signatures]

                                   SCHEDULE 1

                                 TRANSFER PRICE


Total Discount , Principal and Used and Unused Fees:              $27,765,169.57

Principal:        $27,724,035.00
Discount:         $23,754.41
Used:             $15,141.12
Unused:           $2,239.04

Legal                                                                   2,800.00
--------------------------------------------------------------------------------

Total:                                                            $27,757,969.75
================================================================================